Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

10 — INCOME TAXES

Background

The Company was reorganized as a C corporation on October 1, 2017. Prior to reorganization, for federal and state income tax purposes, the Company was a limited liability company treated as a partnership, in which income tax liabilities and/or benefits were passed through to the Company's unitholders. As such, the Company did not directly pay federal and state income taxes and recognition was not given to federal and state income taxes for the operations of the Company prior to reorganization. After reorganization, the Company became a taxable entity. On reincorporation, the Company recapitalized $10,673,709 in retained deficits and 2017 losses prior to reincorporation to additional paid in capital, leaving a retained deficit $403,992 as the basis for a potential loss carryforward.

The Company's tax provision is determined using an estimate of our annual effective tax rate adjusted for discrete items, if any, that are taken into account in the relevant period. The annual effective tax rate is estimated to be a combined 27% for the U.S. federal and state statutory tax rates for the years ended December 31, 2019 and 2018. We review tax uncertainties in light of changing facts and circumstances and adjust them accordingly. As of December 31, 2019 and 2018, there were no tax contingencies or unrecognized tax positions recorded.

Rate Reconciliation

A reconciliation of the statutory Federal income tax rate and effective rate of the provision for income taxes is as follows:

	Year ended December 31,
	2019	2018
Computed "expected" tax benefit	$(1,804,200)	(2,442,589)
Increase (reduction) in income taxes resulting from:
State Tax, net of federal	(225,900)	(697,883)
Stock Compensation and Warrant Modification	372,190	—
Miscellaneous	17,572	—
Non-deductible finance charges and loss on debt extinguishment	—	1,255,918
Change in the valuation allowance	1,640,338	1,884,554
Total income tax expense/(benefit)	$—	—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities recognized for financial reporting, and the amounts recognized for income tax purposes. The significant components of deferred tax assets as of December 31, 2019 and 2018, respectively, are as follows:

Deferred Tax Assets (rounded)

	Total	Total	Deferred Tax Asset
	2019	2018	2019	2018
Net operating loss carry-forward	14,120,000	7,132,000	3,635,000	1,926,000
Stock based compensation	—	252,000	—	68,000
Intangible Assets	(1,000)	—	(0)	—
Less: valuation allowance	(14,119,000)	(7,384,000)	(3,635,000)	(1,994,000)
Total	$—	$—	$—	$—

The Company has a net operating loss carry-forward for federal and state tax purposes of approximately $14.1 million at December 31, 2019, that is potentially available to offset future taxable income. The 20-year limitation was eliminated for losses generated after January 1, 2018, giving the taxpayer the ability to carry forward losses indefinitely. However, NOL carry forward arising after January 1, 2018, will now be limited to 80 percent of taxable income. In assessing the realizability of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, net operating loss carryback potential and tax planning strategies in making these assessments.

Based on the above criteria, the Company believes that it is more likely than not that the remaining deferred tax assets will not be realized. Accordingly, the Company has recorded a valuation allowance of $3.6 million against the net deferred tax asset that is not realizable.

Section 382 of the Internal Revenue Code ("Section 382") imposes limitations on a corporation's ability to utilize net operating losses if it experiences an "ownership change." In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50 percentage points over a three-year period. Any unused annual limitation may be carried over to later years, and the amount of the limitation may under certain circumstances be increased by the built-in gains in assets held by us at the time of the change that are recognized in the five-year period after the change.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Company is subject to examination by Federal and state jurisdictions where applicable based on the statute of limitations that apply in each jurisdiction. As of December 31, 2019, open years related to the Federal and state jurisdictions are 2018 & 2017. Since the Company was not a taxable entity prior to reincorporation, examination of returns for years prior to 2017 will not result in changes to tax liability or benefit.